Trade and Other Payables	12 Months Ended
Jun. 30, 2020
Subclassifications of assets, liabilities and equities [abstract]
Trade and Other Payables
Trade and Other Payables

	2020 £’000	2019 £’000
Trade payables	£2,159	£4,220
Other taxation and social security	8,293	5,634
Other liabilities	2,810	2,985
Accruals	42,134	33,326
Deferred income	3,203	2,337
Total trade and other payables	£58,599	£48,502

Deferred income represents client contract liabilities at year end where cash was received from clients but Endava is yet to perform the work. £2.1 million of the deferred income recognised at 1 July 2019 was recognised as revenue during the year (2019: £2.4 million). Other than business-as-usual movements there were no significant changes in deferred income balance during the year.